UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6370	59-0914138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S.W. 145 Avenue, Miramar, Florida	33027
(Address of principal executive offices	(Zip Code)

Registrant’s telephone number, including area code: (954) 364-6900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition.

On January 31, 2013, Elizabeth Arden, Inc. (the “Company”) issued a press release (i) to announce its financial results for its second fiscal quarter ended December 31, 2012, (ii) to provide net sales and earnings per diluted share guidance for its third fiscal quarter ending March 31, 2013, and (iii) to provide updated net sales and earnings per diluted share guidance for the fiscal year ending June 30, 2013.

A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release of Elizabeth Arden, Inc., dated January 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

Date: January 31, 2013	/s/ Stephen J. Smith
Stephen J. Smith
Executive Vice President and Chief Financial Officer